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                                                                   EXHIBIT 10.26

[INFINITI LOGO]                                                        INFINITI
                                              DEALER SALES AND SERVICE AGREEMENT

     THIS AGREEMENT is entered into effective the day last set forth below by and between the INFINITI DIVISION of NISSAN NORTH AMERICA, INC., a California corporation, hereinafter called Seller, and the natural person or entity identified as "Dealer" in the Final Article of this Agreement.

INTRODUCTION

     The purpose of this Agreement is to establish Dealer as an authorized dealer of Infiniti Products and to provide for the sale and servicing of Infiniti Products in a manner that will best serve owners, potential owners and purchasers of Infiniti Products as well as the interests of Seller, Dealer and other Authorized Infiniti Dealers. This Agreement sets forth: the rights which Dealer will enjoy as an Authorized Infiniti Dealer; the responsibilities which Dealer assumes in consideration of its receipt of these rights; and the respective conditions, rights and obligations of Seller and Dealer that apply to Seller's grant to Dealer of such rights and Dealer's assumption of such responsibilities.

     This is a personal services Agreement. In entering into this Agreement and appointing Dealer as provided below, Seller is relying upon the personal qualifications, expertise, reputation, integrity, experience, ability and representations of the individual(s) named herein as Principal Owner(s) and Executive Manager.

     Infiniti Products are intended for discriminate owners with the expectation that such owners will be loyal and proud, but also demanding toward Seller and Dealer with respect to Infiniti Products and the manner in which they are sold and serviced. Owners, potential owners and purchasers of Infiniti Products are expected to want, and are entitled to do business with, dealers who enjoy the highest reputation in their communities and have well located, attractive and efficient places of business, courteous personnel and outstanding service and parts facilities. Infiniti Products must be sold by enthusiastic dealers who are not interested in short term results only but are willing to look toward long term goals and who are devoted to creating and maintaining a positive total ownership experience for owners of Infiniti Products. Seller's standard of excellence for Infiniti Products must be matched by the dealers who sell them to the public and who service them during their operative lives.

     Achievement of the purposes of this Agreement is premised upon mutual understanding and cooperation between Seller and Dealer. Dealer has entered into this Agreement in reliance upon Seller's integrity and expressed intention to deal fairly with Dealer and the consuming public. Seller has entered into this Agreement in reliance upon Dealer's integrity and ability and expressed intention to deal fairly with the consuming public and Seller.

     It is the responsibility of Seller to market Infiniti Products throughout the Territory. It is the responsibility of Dealer to actively promote the retail sale of Infiniti Products and to provide courteous and efficient service of Infiniti Products. The success of both Seller and Dealer will depend on how well they each fulfill their respective responsibilities under this Agreement. It is recognized that: Seller will endeavor to provide motor vehicles of excellent quality and workmanship and to establish a network of Authorized Infiniti Dealers that can provide an outstanding sales and service effort at the retail level; and Dealer will endeavor to fulfill its responsibilities through aggressive, sound, ethical selling practices and through conscientious regard for customer service in all aspects of its Infiniti Dealership Operations.

     Seller and Dealer shall refrain from engaging in conduct or activities which might be detrimental to or reflect adversely upon the reputation of Seller, Dealer or Infiniti Products and shall engage in no discourteous, deceptive, misleading or unethical practices or activities.

     For consistency and clarity, terms which are used frequently in this Agreement have been defined in Section 1 of the Standard Provisions. All terms used herein which are defined in the Standard Provisions shall have the meaning stated in said Standard Provisions. These definitions should be read carefully for a proper understanding of the provisions in which they appear.

     To achieve the purposes referred to above, Seller and Dealer agree as follows:

ARTICLE FIRST: Appointment of Dealer

     Subject to the conditions and provisions of this Agreement, Seller:

     (a) appoints Dealer as an Authorized Infiniti Dealer and grants Deafer the non-exclusive right to buy from Seller those Infiniti Products specified in Dealer's current Product Addendum hereto, for resale, rental or lease at or from the Dealership Locations established and described in accordance with Section 2 of the Standard Provisions; and

     (b) grants Dealer a non-exclusive right, subject to and in accordance with
Section 51 of the Standard Provisions, to identify itself as an Authorized Infiniti Dealer, to display the Infiniti Marks in the conduct of its Dealership Operations and to use the Infiniti Marks in the advertising, promotion and sale of Infiniti Products in the manner provided in this Agreement.

ARTICLE SECOND: Assumption of Responsibilities by Dealer

     Dealer hereby accepts from Seller its appointment as an Authorized Infiniti Dealer and, in consideration of its appointment and subject to the other conditions and provisions of this Agreement, hereby assumes the responsibility for:

     (a) establishing and maintaining at the Dealership Location the Dealership Facilities in accordance with Section 2 of the Standard Provisions;

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     (b) actively and effectively promoting the sale at retail (and, if Dealer elects, the leasing and rental) of Infiniti Vehicles within Dealer's Primary Market Area in accordance with Section 3 of the Standard Provisions;

     (c) servicing Infiniti Vehicles and for selling and servicing Genuine Parts and Accessories in accordance with Section 4 of the Standard Provisions;

     (d) building and maintaining consumer confidence in Dealer and in Infiniti Products in accordance with Sections 3, 4, and 5 of the Standard Provisions; and

     (e) performance of the additional responsibilities set forth in this Agreement, including those specified in Section 5 of the Standard Provisions.

ARTICLE THIRD: Ownership

     (a) OWNERS. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the Principal Owner(s) named in the Final Article of this Agreement and in reliance upon Dealer's representations concerning the ownership of Dealer as follows:

         (i) Dealer represents and agrees that the person(s) named as Principal Owner(s) in the Final Article of this Agreement, and only those person(s), shall be the Principal Owner(s) of Dealer.

         (ii) Dealer represents and agrees that the person(s) named as Other Owner(s) in the Final Article of this Agreement, and only those person(s), shall be the Other Owner(s) of Dealer.

     (b) HOLDING COMPANY. Seller requires that a natural person be named as the Principal Owner(s) of Dealer because Seller relies on the personal qualifications, expertise, reputation, integrity, experience, ability and representations of such individuals. If one or more of the Principal Owners of Dealer is a corporation, partnership or other entity and not a natural person (hereinafter called "Holding Company"), Dealer and Seller agree that the natural persons listed in the Holding Company Addendum of this Agreement as owners of the Holding Company shall be deemed to be the Principal Owner(s) and/or Other Owner(s) of Dealer, as the case may be, and that the terms and conditions of this Agreement, including without limitation the provisions of this Article Third and Sections 11, 13 and 14 of the Standard Provisions, shall apply to the owner(s) of the Holding Company as well as to Dealer. Dealer represents to Seller and agrees that the Holding Company is owned as indicated in the Holding Company Addendum to this Agreement.

     (c) CHANGES IN OWNERSHIP. In view of the fact that this is a personal services Agreement and in view of its objectives and purposes, this Agreement and the rights and privileges conferred on Dealer hereunder are not assignable, transferable or salable by Dealer, and no property right or interest is or shall be deemed to be sold, conveyed or transferred to Dealer under this Agreement. Dealer agrees that any change in the ownership of Dealer specified herein requires the prior written consent of Seller, excepting only changes in the record or beneficial ownership interests of Other Owners not effecting a change in majority control or interest. Dealer shall give Seller prior notice of any proposed change in said ownership requiring the consent of Seller and immediate notice of the death or incapacity of any Principal Owner. No such change, and no assignment of this Agreement or of any right or interest herein, shall be effective against Seller unless and until embodied in an appropriate amendment to or assignment of this Agreement, as the case may be, duly executed and delivered by Seller and by Dealer. Seller shall not, however, unreasonably withhold its consent to any such change. Seller shall have no obligation to transact business with any person who is not named either as a Principal Owner or Executive Manager of Dealer hereunder or otherwise to give effect to any proposed sale or transfer of the ownership or management of Dealer prior to having concluded the evaluation of such a proposal as provided in Section 14 of the Standard Provisions.

ARTICLE FOURTH: Management

     (a) EXECUTIVE MANAGER. Seller and Dealer agree that the retention by Dealer of qualified management is of critical importance to the successful operation of Dealer and to the achievement of the purposes and objectives of this Agreement. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the person named as Executive Manager in the Final Article of this Agreement and on Dealer's representation to Seller and agreement that the person identified as Executive Manager shall be Dealer's executive manager, shall have full managerial authority for the Dealership Operations, and shall continually provide his or her personal services in operating the dealership and will be physically present at the Dealership Facilities on a full-time basis.

     (b) CHANGES IN MANAGEMENT. In view of the fact that this is a personal services Agreement and in view of its objectives and purposes, Dealer agrees that any change in the Executive Manager from that specified in the Final Article of this Agreement requires the prior written consent of Seller. Dealer shall give Seller prior notice of any proposed change in Executive Manager and immediate notice of the death or incapacity of any Executive Manager. No change in Executive Manager shall be effective unless and until embodied in an appropriate amendment to this Agreement duly executed and delivered by Seller and by Dealer. Subject to the foregoing, Dealer shall make its own, independent decisions concerning the hiring and firing of its employees, including, without limitation, its Executive Manager.

     To enable Seller to evaluate and respond to Dealer concerning any proposed change in Executive Manager, Dealer agrees to provide, in the form requested by Seller and in a timely manner, all applications and information customarily requested by Seller to evaluate the proposed change. While Seller shall not unreasonably withhold its consent to any such change, it is agreed that any successor Executive Manager must possess personal qualifications, expertise, reputation, integrity, experience and ability which are, in the opinion of Seller, satisfactory. Seller will determine whether, in its opinion, the proposed change is likely to result in a successful dealership operation with capable management that will satisfactorily perform Dealer's obligations

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under this Agreement. Seller shall have no obligation to transact business with any person who is not named as an Executive Manager of Dealer hereunder prior to having concluded its evaluation of such person.

     (c) EVALUATION OF MANAGEMENT. Dealer and Seller understand and acknowledge that the personal qualifications, expertise, reputation, integrity, experience and ability of the Executive Manager and his or her ability to effectively manage Dealer's day-to-day Dealership Operations is critical to the success of Dealer in performing its obligations under this Agreement. Seller may from time to time develop standards and/or procedures for evaluating the performance of the Executive Manager and of Dealer's personnel generally. Seller may, from time to time, evaluate the performance of the Executive Manager and will advise Dealer and the Executive Manager of the results of such evaluations and the way in which any deficiencies affect Dealer's performance of its obligations under this Agreement.

ARTICLE FIFTH: Additional Provisions

     The additional provisions set forth in the attached "Infiniti Dealer Sales and Service Agreement Standard Provisions," bearing form number IA-4S-D-7/89, are hereby incorporated in and made a part of this Agreement. The Notice of Primary Market Area, Dealership Facilities Addendum, Product Addendum, Dealer Operating Requirements Addendum, Dealership Identification Addendum, Holding Company Addendum, if applicable, and all Guides and Standards referred to in this Agreement (including references contained in the Standard Provisions referred to above) are hereby incorporated in and made a part of this Agreement. Dealer further agrees to be bound by and comply with: the Warranty Manual; Seller's Manuals or Instructions heretofore or hereafter issued by Seller to Dealer; any amendment, revision or supplement to any of the foregoing; and any other manuals heretofore or hereafter issued by Seller to Dealer.

ARTICLE SIXTH: Termination of Prior Agreements

     This Agreement cancels, supersedes and annuls all prior contracts, agreements and understandings except as stated herein, all negotiations, representations and understandings being merged herein. No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filling of blank spaces and lines) will be valid or binding on Seller unless approved in writing by the President or an authorized Vice-President of Seller.

ARTICLE SEVENTH: Term

     This Agreement shall have a term commencing on the effective date hereof and continuing until terminated by either party in accordance with Section 11 of the Standard Provisions.

ARTICLE EIGHTH: License of Dealer

     If Dealer is required to secure or maintain a license for the conduct of its business as contemplated by this Agreement in any state or jurisdiction where any of its Dealership Operations are to be conducted or any of its Dealership Facilities are located, this Agreement shall not be valid until and unless Dealer shall have furnished Seller with written notice specifying the date and number, if any, of such license or licenses issued to Dealer, Dealer shall notify Seller immediately in writing if Dealer shall fail to secure or maintain any and all such licenses or renewal thereof or, if such license or licenses are suspended or revoked, specifying the effective date of any such suspension or revocation.

ARTICLE NINTH: Execution of Agreement

     This Agreement, and any Addendum or amendment or notice with respect thereto, shall be valid and binding on Seller only when it bears the signature of either the President or an authorized Vice-President of Seller and, when such signature is a facsimile, the manual countersignature of an authorized employee of Seller at the Director level and a duplicate original thereof is delivered personally or by mail to the Dealership Location. This Agreement shall bind Dealer only when it is signed by: a duly authorized officer or executive of Dealer if a corporation; one of the general partners of Dealer if a partnership; or Dealer if an individual.

ARTICLE TENTH: Special Conditions

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FINAL ARTICLE

Dealer is_______________________________________________________________, a (an)

(Select One)  [  ] individual  [  ] partnership   [  ] corporation  [  ] limited

liability company, incorporated or formed under the laws of the State of ________________________________________________________________________ doing business as_____________________________________________________________________

("Dealer"). Dealer is located in_______________________________________________,

__________________________________

The Principal Owner(s) of Dealer are as follows:

                                                                     PERCENTAGE
NAME                          RESIDENCE                               INTEREST
----                          ---------                               --------

The Other Owner(s) of Dealer are as follows:

                                                                     PERCENTAGE
NAME                          RESIDENCE                               INTEREST
----                          ---------                               --------

The Executive Manager of Dealer is as follows:

                                                                     PERCENTAGE
NAME                          RESIDENCE                               INTEREST
----                          ---------                               --------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate effective as of the____________________day of ______________________,
_________at Carson, California.
 (YEAR)

DEALER:                                   SELLER:
                                          INRNITI DIVISION
                                          NISSAN NORTH AMERICA, INC.

___________________________________       By____________________________________
               Name                                      Signature

By__________________________________      ______________________________________
            Signature                                 Type Name & Title

____________________________________      By____________________________________
        Type Name & Title                                 Signature

                                          ______________________________________
                                                      Type Name & Title

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